SUPPLEMENT TO THE PROSPECTUS The date of this supplement is April 7, 2017.

For Certain MFS® Funds

Effective immediately, the fifth paragraph under the main heading entitled “Description of Share Classes” is restated in its entirety as follows:

Class R1, Class R2, Class R3, and Class R4 shares generally are available only to eligible retirement plans (401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans any of whose accounts are maintained by the fund at an omnibus level (“Employer Retirement Plans”)) and health savings accounts under Section 223 of the Internal Revenue Code if such accounts are maintained by the fund at an omnibus level.

Effective immediately, the seventh paragraph under the main heading entitled “Description of Share Classes” is restated in its entirety as follows:

Class R6 shares generally are available only to the following eligible investors:

•                  Employer Retirement Plans;

•                  health savings accounts under Section 223 of the Internal Revenue Code if such accounts are maintained by the fund at an omnibus level;

•                  investment companies distributed by MFD;

•                  endowments and foundations, local, city and state agencies (or entities acting on their behalf);

•                  funded welfare benefit plans (e.g., Voluntary Employees’ Beneficiary Association (VEBA) and Other Post-Employment (OPEB) plans);

•                  unaffiliated registered investment companies;

•                  collective investment trusts; and

•                  investors who purchase shares through asset-based fee programs of certain financial intermediaries that have entered into an agreement with the fund’s distributor to offer Class R6 shares through such programs.

MULTI-SUP-V-040717